Nikola Corporation Reports Third Quarter 2024 Results

•Record 88 wholesale deliveries of hydrogen fuel cell electric trucks in Q3, up 22% quarter over quarter
•FCEV Fleet adoption up 78% year-to-date, with 16 end fleets deploying Nikola FCEVs, 32 distinct end fleets across both powertrains
•Expanded dealer network for the first time since launch of the FCEV
•Reiterating our year-end volume guidance of 300-350 FCEVs

PHOENIX – October 31, 2024 -- Nikola Corporation (Nasdaq: NKLA), a global leader in zero-emissions transportation and energy supply and infrastructure solutions, via the HYLA brand, today reported financial results and business updates for the quarter ended September 30, 2024.
“Year-to-date, we had record sales of hydrogen fuel cell electric trucks, a 78% increase in FCEV fleet adoption, and a nearly 350% increase in hydrogen fuel dispensed at our commercial stations,” said Steve Girsky, President and CEO of Nikola. “We also returned 78 BEV “2.0s” back to end fleets and dealers. With every truck delivered and fueled at our HYLA stations, we continue to deliver proof points to the market that zero-emission trucks are driving the future of Class 8 mobility.”

Hydrogen Fuel Cell Electric Truck
We delivered record sales of 88 FCEVs to our dealer network, up 22% from last quarter. On the retail front, we continued to see strong organic growth from existing end fleets. National fleet partners such as Kenan Advantage Group and DHL Supply Chain recently announced deployment of Nikola FCEVs and noted the important role we play in not only helping them meet their sustainability goals, but those of their end customers, which includes Nestlé and Diageo.
We expanded our dealer network for the first time since the launch of our FCEV with the addition of GTS Group, in Southern California. GTS, a successful traditional truck dealership, recently introduced a new division, created for the sales and service of Nikola trucks called “Next Generation Truck” or NGT. This additional dealer brings the number of Nikola sales and service locations up to nineteen across the U.S.
We reiterate FCEV volume guidance of 300-350 trucks by year-end.

HYLA Energy
We expect to deliver 10 HYLA fueling solutions by year-end. We are focusing our strategy on providing more support at existing stations to better serve our customers as we scale. Operationally, over the lifetime of the entire HYLA network, we have recorded more than 5900 fueling events, dispensing more than 210 metric tons of hydrogen, for an average of 36kg per fill. The year-to-date ramp-up in mobile hydrogen refueling stations has been very strong. Since we began measuring commercial fueling operations in Q1, total hydrogen dispensing has grown nearly 350% year-to-date.

Battery-Electric Truck
We are excited that the BEV “2.0” is back on the road, hauling freight, and validating its use case. Since putting the BEV 2.0 back into service, 19 end fleets have accumulated more than 715K in-service road miles. The BEV 2.0 has been the truck of choice for our end fleets not only for its performance but also to meet the sustainability goals of end fleet partners. Program-to-date, we’ve returned 78 BEVs back to the market to overwhelmingly positive feedback.

Third Quarter Operational and Financial Highlights

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except share and per share data)	2024	2023	2024	2023
Trucks produced	83	N/A	203	96
Trucks shipped	90	3	203	79
Total revenues	$25,181	$(1,732)	$63,997	$24,307
Gross profit (loss)	$(61,943)	$(125,503)	$(174,244)	$(175,831)
Gross margin	(246)%	7246%	(272)%	(723)%
Loss from operations	$(178,791)	$(226,167)	$(455,278)	$(521,993)
Net loss from continuing operations	$(199,781)	$(425,764)	$(481,177)	$(711,025)
Net loss on discontinued operations	$—	$—	$—	$(101,661)
Net loss	$(199,781)	$(425,764)	$(481,177)	$(812,686)
Adjusted EBITDA (1)	$(123,610)	$(188,563)	$(337,037)	$(417,318)
Net loss from continuing operations per share, basic and diluted	$(3.89)	$(14.90)	$(10.12)	$(30.20)
Net loss from discontinued operations	$—	$—	$—	$(4.32)
Non-GAAP net loss per share, basic and diluted(1)	$(2.75)	$(9.04)	$(8.05)	$(21.97)
Weighted-average shares outstanding, basic and diluted	51,388,962	28,573,800	47,553,460	23,544,174
(1) A reconciliation of the non-GAAP versus GAAP information is provided below in the financial statement tables in this press release.

Webcast and Conference Call Information
Nikola will host a webcast to discuss its third quarter results and business progress at 7:30 a.m. Pacific Time (10:30 a.m. Eastern Time) on October 31, 2024. To access the webcast, parties in the United States should follow this link.

The live audio webcast, along with supplemental information, will be accessible on the Company's Investor Relations website here. A recording of the webcast will also be available following the earnings call.

About Nikola Corporation
Nikola Corporation's mission is clear: pioneering solutions for a zero-emissions world. As an integrated truck and energy company, Nikola is transforming commercial transportation, with our Class 8 vehicles, including battery-electric and hydrogen fuel cell electric trucks, and our energy brand, HYLA, driving the advancement of the complete hydrogen refueling ecosystem, covering supply, distribution and dispensing.

Nikola headquarters is based in Phoenix, Ariz. with a manufacturing facility in Coolidge, Ariz.

Experience our journey to achieve your sustainability goals at nikolamotor.com or engage with us on social media via Facebook @nikolamotorcompany, Instagram @nikolamotorcompany, YouTube @nikolamotorcompany, LinkedIn @nikolamotorcompany or X / Twitter @nikolamotor

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of federal securities laws with respect to Nikola Corporation (the "Company"), including statements relating to: the Company’s belief that the third quarter is an example of how it is executing its strategic and operational objectives by strengthening its resolve to push forward, meet the demands of end fleets, and lay a path for a sustainable future; the Company’s belief that zero-emission trucks are driving the future of Class 8 mobility; the Company’s beliefs regarding its role in helping to meet sustainability goals; the Company's future financial and business performance, truck sale guidance, business plan, strategy, focus, opportunities and milestones; the benefits and momentum in the Company’s profitability flywheel; customer demand for trucks; the Company’s beliefs regarding its competition and competitive position; the Company’s business outlook; the Company’s expectations regarding hydrogen refueling solutions and timelines; expectations related to the battery-electric truck recall; and the Company’s beliefs regarding the benefits and attributes of its trucks, and customer experience. These forward-looking statements other than statements of historical fact, and generally are identified by words such as "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: the Company’s ability to continue as a going concern; the Company’s cash needs and obligations, and changes in its cash needs and obligations; the Company’s its ability to raise sufficient capital to continue to operate its business; the Company’s ability to achieve cost reductions and decrease its cash usage; the ability of the Company to successfully execute its business plan; design and manufacturing changes and delays, including shortages of parts and materials and other supply challenges; the continued availability of hydrogen refueling solutions; general economic, financial, legal, regulatory, political and business conditions and changes in domestic and foreign markets; demand for and customer acceptance of the Company’s trucks and hydrogen refueling solutions; the results of customer pilot testing; the execution and terms of definitive agreements with strategic partners and customers; the failure to convert LOIs or MOUs into binding orders; the cancellation of orders; risks associated with development and testing of fuel cell power modules and hydrogen storage systems; risks related to the recall, including higher than expected costs, the discovery of additional problems, delays retrofitting the trucks and delivering such trucks to customers, supply chain and other issues that may create additional delays, order cancellations as a result of the recall, litigation, complaints and/or product liability claims, and reputational harm; risks related to the rollout of the Company’s business and milestones and the timing of expected business milestones; the effects of competition on the Company’s business; the Company’s capital needs ability to raise capital; the Company’s ability to achieve cost reductions and decrease its cash usage; the grant, receipt and continued availability of federal and state incentives; and the factors, risks and uncertainties regarding the Company's business described in the "Risk Factors" section of the Company's Quarterly Report on Form 10-Q, for the quarter ended June 30, 2024 filed with the SEC, in addition to the Company's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause the Company's actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Use of Non-GAAP Financial Measures
This press release references Adjusted EBITDA and non-GAAP net loss per share, basic and diluted, all of which are non-GAAP financial measures and are presented as supplemental measures of the Company's performance. The Company defines Adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation expense, and certain other items determined by the Company. Non-GAAP net loss is defined as net loss adjusted for stock-based compensation expense and certain other items determined by the Company. Non-GAAP net loss per share, basic and diluted is defined as non-GAAP net loss divided by weighted average basic and diluted shares outstanding. These non-GAAP measures are not substitutes for or superior to measures of financial performance prepared in accordance with generally accepted accounting principles in the United States (GAAP) and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.
The Company believes that presenting these non-GAAP measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenues:
Truck sales	$24,847	$(2,368)	$61,008	$19,693
Service and other	334	636	2,989	4,614
Total revenues	25,181	(1,732)	63,997	24,307
Cost of revenues:
Truck sales	82,205	122,679	222,946	195,902
Service and other	4,919	1,092	15,295	4,236
Total cost of revenues	87,124	123,771	238,241	200,138
Gross loss	(61,943)	(125,503)	(174,244)	(175,831)
Operating expenses:
Research and development (1)	41,800	41,966	121,458	168,286
Selling, general, and administrative (1)	41,629	57,982	126,157	159,443
Impairment expense	33,419	—	33,419	—
Loss on supplier deposits	—	716	—	18,433
Total operating expenses	116,848	100,664	281,034	346,162
Loss from operations	(178,791)	(226,167)	(455,278)	(521,993)
Other income (expense):
Interest expense, net	(10,875)	(52,680)	(17,094)	(71,262)
Gain on divestiture of affiliate	—	—	—	70,849
Loss on debt extinguishment	(871)	—	(3,184)	(20,362)
Other income (expense), net	(9,417)	(146,654)	(4,664)	(151,969)
Loss before income taxes and equity in net profit (loss) of affiliates	(199,954)	(425,501)	(480,220)	(694,737)
Income tax expense	—	1	92	1
Loss before equity in net profit (loss) of affiliates	(199,954)	(425,502)	(480,312)	(694,738)
Equity in net profit (loss) of affiliates	173	(262)	(865)	(16,287)
Net loss from continuing operations	(199,781)	(425,764)	(481,177)	(711,025)
Discontinued operations:
Loss from discontinued operations	—	—	—	(76,726)
Loss from deconsolidation of discontinued operations	—	—	—	(24,935)
Net loss from discontinued operations	—	—	—	(101,661)
Net loss	$(199,781)	$(425,764)	$(481,177)	$(812,686)

Basic and diluted net loss per share (2):
Net loss from continuing operations	$(3.89)	$(14.90)	$(10.12)	$(30.20)
Net loss from discontinued operations	$—	$—	$—	$(4.32)
Net loss	$(3.89)	$(14.90)	$(10.12)	$(34.52)

Weighted-average shares outstanding, basic and diluted (2)	51,388,962	28,573,800	47,553,460	23,544,174

(1) Includes stock-based compensation as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Cost of revenues	$434	$414	$1,114	$1,813
Research and development	2,473	3,383	7,825	19,043
Selling, general, and administrative	5,694	14,862	16,398	48,060
Total stock-based compensation expense	$8,601	$18,659	$25,337	$68,916

(2) Shares issued and outstanding have been adjusted to reflect the one-for-thirty (1-for-30) reverse stock split that became effective on June 24, 2024.

CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(Unaudited)

	September 30,	December 31,
	2024	2023
Assets
Current assets
Cash and cash equivalents	$198,301	$464,715
Restricted cash and cash equivalents	3,374	1,224
Accounts receivable, net	51,773	17,974
Inventory	76,076	62,588
Prepaid expenses and other current assets	61,996	25,911
Total current assets	391,520	572,412
Restricted cash and cash equivalents	16,086	28,026
Long-term deposits	17,256	14,954
Property, plant and equipment, net	490,244	503,416
Intangible assets, net	52,130	85,860
Investment in affiliate	56,197	57,062
Goodwill	—	5,238
Other assets	12,610	7,889
Total assets	$1,036,043	$1,274,857
Liabilities and stockholders' equity
Current liabilities
Accounts payable	$57,161	$44,133
Accrued expenses and other current liabilities	205,508	207,022
Debt and finance lease liabilities, current	73,111	8,950
Total current liabilities	335,780	260,105
Long-term debt and finance lease liabilities, net of current portion	270,018	269,279
Operating lease liabilities	6,806	4,765
Other long-term liabilities	44,193	21,534
Total liabilities	656,797	555,683
Commitments and contingencies
Stockholders' equity
Preferred stock	—	—
Common stock	6	4
Additional paid-in capital	3,931,702	3,790,401
Accumulated deficit	(3,552,246)	(3,071,069)
Accumulated other comprehensive loss	(216)	(162)
Total stockholders' equity	379,246	719,174
Total liabilities and stockholders' equity	$1,036,043	$1,274,857

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2024	2023
Cash flows from operating activities
Net loss	$(481,177)	$(812,686)
Less: Loss from discontinued operations	—	(101,661)
Loss from continuing operations	(481,177)	(711,025)
Adjustments to reconcile net loss from continuing operations to net cash used in operating activities:
Depreciation and amortization	33,408	28,758
Stock-based compensation	25,337	68,916
Equity in net loss of affiliates	865	16,287
Revaluation of financial instruments	6,284	195,132
Revaluation of contingent stock consideration	—	(43,981)
Inventory write-downs	56,587	64,500
Non-cash interest expense	11,906	72,846
Loss on supplier deposits	—	18,433
Gain on divestiture of affiliate	—	(70,849)
Loss on debt extinguishment	3,184	20,362
Loss on disposal of assets	2,921	—
Impairment expense	33,419	—
Other non-cash activity	5,674	3,888
Changes in operating assets and liabilities:
Accounts receivable, net	(33,799)	20,932
Inventory	(71,085)	(9,983)
Prepaid expenses and other current assets	(14,017)	(48,332)
Other assets	(1,595)	(2,384)
Accounts payable, accrued expenses and other current liabilities	(3,478)	(1,672)
Long-term deposits	(262)	(1,377)
Operating lease liabilities	(2,769)	(1,191)
Other long-term liabilities	29,064	2,316
Net cash used in operating activities	(399,533)	(378,424)
Cash flows from investing activities
Purchases and deposits of property, plant and equipment	(43,740)	(108,409)
Proceeds from the sale of assets	21,398	20,742
Divestiture of affiliate	—	35,000
Payments to Assignee	—	(2,725)
Investments in affiliate	—	(250)
Net cash used in investing activities	(22,342)	(55,642)

Cash flows from financing activities
Proceeds from the exercise of stock options	—	7,393
Proceeds from issuance of shares under the Tumim Purchase Agreements	—	67,587
Proceeds from registered direct offering, net of underwriter's discount	—	63,456
Proceeds from public offering, net of underwriter's discount	—	32,244
Proceeds from issuance of common stock under Equity Distribution Agreement, net of commissions and other fees paid	73,464	115,027
Proceeds from issuance of convertible notes	80,000	217,075
Proceeds from issuance of financing obligation, net of issuance costs	—	53,548
Proceeds from insurance premium financing	4,598	5,223
Repayment of debt and promissory notes	(522)	(45,287)
Payment for Coupon Make-Whole Premium	(4,579)	—
Payments on insurance premium financing	(3,661)	(3,550)
Payments on finance lease liabilities and financing obligation	(3,549)	(459)
Payments for issuance costs	(80)	—
Net cash provided by financing activities	145,671	512,257
Net increase (decrease) in cash and cash equivalents, including restricted cash and cash equivalents	(276,204)	78,191
Cash and cash equivalents, including restricted cash and cash equivalents, beginning of period	493,965	313,909
Cash and cash equivalents, including restricted cash and cash equivalents, end of period	$217,761	$392,100

Cash flows from discontinued operations:
Operating activities	$—	$(4,964)
Investing activities	—	(1,804)
Financing activities	—	(572)
Net cash used in discontinued operations	$—	$(7,340)

Reconciliation of GAAP Financial Metrics to Non-GAAP
(In thousands, except share and per share data)
(Unaudited)

Reconciliation of Net Loss from continuing operations to EBITDA and Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
	(in thousands)
Net loss from continuing operations	$(199,781)	$(425,764)	$(481,177)	$(711,025)
Interest expense, net	10,875	52,680	17,094	71,262
Income tax expense	—	1	92	1
Depreciation and amortization	11,720	16,996	33,408	28,758
EBITDA	(177,186)	(356,087)	(430,583)	(611,004)
Impairment expense	33,419	—	33,419	—
Stock-based compensation	8,601	18,659	25,337	68,916
Loss on supplier deposits	—	716	—	18,433
Gain on divestiture of affiliate	—	—	—	(70,849)
Loss on debt extinguishment	871	—	3,184	20,362
Loss / (gain) on disposal of assets	(237)	—	2,921	—
Equipment purchase cancellation	—	—	15,613	—
Revaluation of financial instruments	8,431	145,717	6,284	151,151
Regulatory and legal matters (1)	2,491	2,432	6,788	5,673
Adjusted EBITDA	$(123,610)	$(188,563)	$(337,037)	$(417,318)

(1) Regulatory and legal matters include legal, advisory, and other professional service fees incurred in connection with a short-seller article from September 2020, and investigations and litigation related thereto.

Reconciliation of GAAP to Non-GAAP Net Loss, and GAAP to Non-GAAP Net Loss per Share, basic and diluted

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
	(in thousands, except share and per share data)
Net loss from continuing operations	$(199,781)	$(425,764)	$(481,177)	$(711,025)
Impairment expense	33,419	—	33,419	—
Stock-based compensation	8,601	18,659	25,337	68,916
Debt issuance costs for Senior Convertible Notes	4,890	—	4,890	—
Loss on supplier deposits	—	716	—	18,433
Gain on divestiture of affiliate	—	—	—	(70,849)
Loss on debt extinguishment	871	—	3,184	20,362
Revaluation of financial instruments	8,431	145,717	6,284	151,151
Loss / (gain) on disposal of assets	(237)	—	2,921	—
Equipment purchase cancellation	—	—	15,613	—
Regulatory and legal matters (1)	2,491	2,432	6,788	5,673
Non-GAAP net loss	$(141,315)	$(258,240)	$(382,741)	$(517,339)

Net loss from continuing operations per share, basic and diluted (2)	$(3.89)	$(14.90)	$(10.12)	$(30.20)
Non-GAAP net loss per share, basic and diluted	$(2.75)	$(9.04)	$(8.05)	$(21.97)

Weighted average shares outstanding, basic and diluted (2)	51,388,962	28,573,800	47,553,460	23,544,174

(1) Regulatory and legal matters include legal, advisory, and other professional service fees incurred in connection with a short-seller article from September 2020, and investigations and litigation related thereto.
(2) Shares issued and outstanding have been adjusted to reflect the one-for-thirty (1-for-30) reverse stock split that became effective on June 24, 2024.

Reconciliation of Cash flows to Adjusted Free Cash Flow

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
	(in thousands)
Most comparable GAAP measure:
Net cash used in operating activities	$(149,377)	$(91,259)	$(399,533)	$(378,424)
Net cash used in investing activities	(13,558)	(115)	(22,342)	(55,642)
Net cash provided by financing activities	98,080	188,119	145,671	512,257

Non-GAAP measure:
Net cash used in operating activities	(149,377)	(91,259)	(399,533)	(378,424)
Purchases of property, plant and equipment	(13,558)	(20,690)	(43,740)	(108,409)
Adjusted free cash flow	$(162,935)	$(111,949)	$(443,273)	$(486,833)

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